UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 14, 2011

INTERCONTINENTALEXCHANGE, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-32671	58-2555670
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification Number)

2100 RiverEdge Parkway, Suite 500, Atlanta, Georgia 30328
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (770) 857-4700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On March 14, 2011, IntercontinentalExchange, Inc., a Delaware corporation (“ICE”), entered into Amendment No. 2 to a License Agreement For Index-Related Derivative Products (the “Amendment”) between ICE and the Frank Russell Company (“Russell”) to extend the duration of the term and renegotiate the royalties due under the License Agreement between ICE and Russell for Index-Related Derivate Products, which was entered into on June 15, 2007 and amended on February 1, 2008 (the “Original Agreement”). Under the Original Agreement, Russell granted ICE the exclusive rights to list futures contracts and options on futures based on the full range of Russell’s benchmark U.S. equity indexes. ICE Futures U.S., ICE’s U.S. regulated futures exchange, currently trades futures and options on futures on the Russell 1000, Russell 2000 and Russell 3000, including certain “mini” and full-size contracts, as well as the Russell 1000 Growth and Russell 1000 Value Indexes and the Russell 2000 Growth and Russell 2000 Value Indexes.

Pursuant to the Amendment, ICE and its affiliates will continue to have the exclusive right to list one or more financial products derived from the Russell U.S. indexes.  The Amendment extends the Original Agreement’s term through June 30, 2017 and the Original Agreement will automatically renew for successive one (1) year periods unless terminated by either party with at least 90 days prior written notice.  ICE will pay Russell annual royalty payments based on the annual volume of contracts traded, subject to certain minimum annual royalty payments as set forth in the Amendment.  Additionally, ICE and its affiliates will have the option to launch on an exclusive basis any new futures financial products derived in whole or in part from, or otherwise associated with, the Russell Global Indexes, so long as ICE satisfies a launch deadline, maintains a minimum average trading volume and pays fees as set forth in the Amendment.  This Amendment supersedes the prior amendment.

The Amendment is attached to this Current Report on Form 8-K as Exhibit 10.1 and a copy of the related press release is attached to this Current Report on Form 8-K as Exhibit 99.1, both of which are incorporated herein by reference. The foregoing description of the Amendment or of the Original Agreement is not purported to be complete and is qualified in its entirety by reference to, and should be read in conjunction with, the text of the Amendment and Original Agreement.

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Item 9.01 Financial Statements and Exhibits

(d) Exhibits

The following exhibit is filed as part of this Current Report on Form 8-K:

10.1	Amendment No. 2 to License Agreement for Index-Related Derivative Products between Frank-Russell Company and IntercontinentalExchange, Inc., dated as of March 14, 2011.*
99.1	Press Release dated as of March 15, 2011.

*	Confidential treatment has been requested with respect to certain portions of this exhibit. Omitted portions have been filed separately with the Securities and Exchange Commission.

Forward-Looking Statements – Certain statements in this Current Report on Form 8-K may contain forward-looking information regarding IntercontinentalExchange’s business that are intended to be covered by the safe harbor for forward-looking statements provided by the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve risks and uncertainties and actual results may differ materially from those set forth in the forward-looking statement. For a discussion of such risks and uncertainties, see the Company’s Securities and Exchange Commission filings, including, but not limited to, the risk factors in the Company’s Annual Report on Form 10-K for the year ended December 31, 2010 as filed with the Securities and Exchange Commission on February 9, 2011.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

INTERCONTINENTALEXCHANGE, INC.

Date: March 15, 2011	By:	/s/ Scott A. Hill
Scott A. Hill Senior Vice President, Chief Financial Officer

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